Exhibit 99.2

Integra Bank Corporation Merger with Peoples Community Bancorp, Inc. Growing, Transforming, and Improving September 13, 2007

Safe Harbor Statement Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the markets in which Integra, Peoples or the combined company do business, are less favorable than expected; (2) changes in the interest rate environment that reduce net interest margin; (3) charge-offs and loan loss provisions; (4) the ability of Integra, Peoples or the combined company to maintain required capital levels and adequate sources of funding and liquidity; (5) changes and trends in capital markets; (6) competitive pressures among depository institutions increase significantly; (7) effects of critical accounting policies and judgments; (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (9) legislative or regulatory changes or actions, or significant litigation, adversely affect Integra, Peoples or the combined company or the businesses in which Integra, Peoples or the combined company are engaged; (10) ability to attract and retain key personnel; (11) difficulties in combining the operations of Peoples; (12) ability to secure confidential information through the use of computer systems and telecommunications network; and (13) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

Additional Information and Where to Find It The proposed merger will be submitted to Peoples' shareholders for consideration. Integra will file a Form S-4 Registration Statement, including a prospectus for the shares of its common stock to be issued in the merger; Peoples will file a proxy statement; and both companies will file other relevant documents regarding the merger with the SEC. Peoples will mail the proxy statement/prospectus to its shareholders. These documents, and any applicable amendments or supplements, will contain important information about the merger, and Integra and Peoples urge you to read these documents when they become available. You may obtain copies of all documents filed with the SEC regarding the merger, free of charge, at the SEC's web site (www.sec.gov). You may also obtain these documents free of charge from Integra's web site (www.integrabank.com) under the heading "Investor Relations" and then under the item "SEC Filings." You may also obtain these documents, free of charge, from Peoples' web site (www.pcbionline.com) under the section "Investor Relations" and then under the item "Company Filings." Participants in the Solicitation Integra and Peoples and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Peoples' shareholders in connection with the merger. Information about the directors and executive officers of Integra and Peoples and information about other persons who may be deemed participants in the merger will be included in the proxy statement/prospectus. You can find information about Integra's executive officers and directors in its definitive proxy statement filed with the SEC on March 16, 2007. You can find information about Peoples' executive officers and directors in its definitive proxy statement filed with the SEC on April 2, 2007. You can obtain free copies of these documents from the web sites of Integra, Peoples or the SEC.

Experienced Management Team with Cincinnati Market Experience Conclusion: An experienced team with metropolitan market backgrounds and four of seven worked together at Star Bank in Cincinnati. Name Age Title Previous Experience Hired Michael T. Vea 49 Chairman, President and Bank One, Cincinnati 1999 Chief Executive Officer Star Bank Martin M. Zorn 51 Executive Vice President Wachovia Bank 2001 Chief Financial and Risk Officer Archie M. Brown 46 Executive Vice President Star / Firstar / US Bank 2001 Commercial and Consumer Raymond D. Beck 51 Executive Vice President National City Corp. 2006 Chief Credit Officer Star / Firstar / US Bank Roger D. Watson 54 Executive Vice President Star / Firstar / US Bank 2003 Division Mgr. / CRE Roger M. Duncan 54 Executive Vice President Integra Bank 1985 Community Banking President Bradley M. Stevens 66 Executive Vice President Prairie Bank and Trust April-07 President and CEO Chicago Region

Major Markets Overview - Integra Franchise

Integra Expands Presence in Greater Cincinnati, Ohio Merger consistent with Integra's growth strategy Enhances existing Cincinnati franchise Leverages existing in-market management Ability to leverage retail and small business expertise Attractive deal economics

People's Community Bancorp, Inc (PCBI) Federally chartered stock savings bank originally organized in 1889 19 offices and 24 ATM's in Butler, Hamilton, and Warren counties in Ohio, Dearborn and Ohio counties in Indiana (Greater Cincinnati) $1 Billion in Assets (as of June 2007) $756 million in deposits $735 million in net loans

Market Demographics Cincinnati - Middletown OH, IN, and KY MSA 2007 Deposits in Market Institution # of Br Market Share Rank Peoples 19 $794.6M 1.95% 10 Integra 7 $74.9M 0.18% 38 Pro Forma 26 $869.5M 2.13% 9 Source: SNL Financial

Market Demographics PCBI Projected Indiana Projected Change Median HH Income Total in Population HH Income Change County Population 2007 - 2012 2007 2007 - 2012 Dearborn 50,357 6.38% $60,316 12.94% Ohio 6,062 4.62% $51,296 17.00% Ohio County Hamilton 807,987 -3.18% $50,444 15.75% Warren 208,670 20.63% $75,099 20.35% Butler 362,849 5.99% $60,164 16.94% IBNK Projected Kentucky Projected Change Median HH Income Total in Population HH Income Change County Population 2007 - 2012 2007 2007 - 2012 Boone 115,147 22.45% $72,465 20.28% Source: SNL Financial

Transaction Overview Transaction Value: $17.69 per share (1) Aggregate transaction value of $86 million Form of Consideration: 65% stock and 35% cash Each share will be converted into 0.6175 shares of IBNK and $6.30 of cash. Options exchanged for cash consideration Tax Free Reorganization at Corporate level Walk Away Provision: Double-trigger tied to IBNK and Peer index Termination Fees: 3.5% of Aggregate transaction value Due Diligence: Full on-site due diligence has been satisfactorily completed Condition to Closing: Peoples Shareholder Approval and Customary Regulatory Approvals Proposed Timing: Expected to close 1st Quarter 2008 (1) based on closing stock price as of September 12, 2007

Financial Assumptions $5.1M annual pre-tax expense savings, with $3.8M in pre-tax savings in 2008 (1) $12.1M pre-tax deal related expenses $2.0M pre-tax deal related expenses to 2008 earnings or 5 cents per share after tax 2.35% core deposit intangible; $14.6M aggregate Revenue enhancements - None Assumed Assumed closing date of March 31, 2008 (1) represents the nine months ended 12/31/08

Pro Forma Financial Analysis At closing Earnings 03/31/08 12/31/08 (1) 12/31/09 EPS Accretion/(Dilution) 1.0% * 2.2% $0.01 * $0.04 Capital Effects Tangible Equity / Tangible Assets 5.3% 5.7% 6.3% Tier 1 Risk Based Capital Ratio 9.8% 10.2% 10.8% Total Risk Based Capital 11.4% 11.7% 12.2% Intangibles / Total Equity 44.0% 40.7% 36.7% Balance Sheet Assets $4.2B $4.4B $4.6B Net Loans $3.0B $3.1B $3.5B Deposits $3.2B $3.3B $3.5B Share Count IBNK stand-alone common 20.6M 20.6M 20.6M New Shares issued 3.0M 3.0M 3.0M Pro Forma Fully Diluted shares o/s 23.6M 23.6M 23.6M (1) represents the nine months ended 12/31/08 and (*) denotes excludes merger related expenses